FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) December 7, 1998.



                           HIGH PLAINS CORPORTION

            (Exact name of registrant as specified in its charter)

Kansas                                                                #1-8680
(State or other jurisdiction of                              (Commission file
 incorporation                                                Number)


200 W. Douglas                                                    #48-0901658
Suite #820                                                      (IRS Employer
(Address of principal                                      dentification No.)
 executive offices)

                               (316) 269-4310
                       (Registrant's telephone number)


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Item 5  Other Information

Wichita, Kansas - December 4, 1998 - High Plains Corporation (NASDAQ:HIPC), today announced that it will participate in a US Department of Energy-funded fuel cell feasibility study at its York, Nebraska ethanol production facility. Nebraska Governor Ben Nelson will unveil details of the project at a press conference he has scheduled at the State Capitol in Lincoln next Monday, December 7, at 9:30 a.m. CST.

The feasibility study is sponsored by the Western Regional Biomass Energy program on behalf of the US Department of Energy. Bryan & Bryan, Inc., an ethanol-consulting firm based in Colorado, is the manager of the project. Energy Research Corporation (ERC) of Danbury, Connecticut will provide technical input on the fuel cell technology. Research Development Associates of Washington, DC will provide technical assistance on anaerobic digestion.

70% of electricity generated in the US is derived from fossil fuels. A cleaner and more efficient power generation unit that runs on widely available renewable fuels, such as ethanol or methane gas from an anaerobic digester, would provide direct benefit to electric utilities and their consumers.

A fuel cell combines fuel with air to electrochemically produce electricity, heat and carbon dioxide with negligible emissions and no noise. In contrast, fossil fuels, frequently imported, must be combusted to generate electricity, raising concerns about energy independence and air pollution.

Based in Wichita, Kansas, High Plains Corporation is among the nation's largest producers of ethanol. In addition to its largest production facility at the project site in York, Nebraska, the Company operates production facilities in Colwich, Kansas and Portales, New Mexico.



This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation risks of fluctuations in feedstock commodity prices, changes in the market prices or demand for motor fuels and Ethanol, legislative changes regarding air quality, fuel specifications or incentive programs, as well as general market conditions, competition and pricing. The Company believes that forward-looking statements made by it are based upon reasonable expectations. However, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including its annual 10K, Proxy Statement and quarterly 10Q filings, copies of which are available from the Company without charge.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date   December 7, 1998                   HIGH PLAINS CORPORATION


                                          /s/Gary R. Smith
                                             President
                                             Chief Executive Officer